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                                                                      EXHIBIT 11



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references made to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated September 15, 1995 in this Post-Effective Amendment Number 17 to Registration Statement (Form N-1A, Number 2-68290) of Hilliard-Lyons Government Fund, Inc.

                                       /s/ ERNST & YOUNG LLP



Louisville, Kentucky
December 15, 1995